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                                                                    EXHIBIT 10.7



                                 AMENDMENT NO. 3
                                       TO
                                CREDIT AGREEMENT

          AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of June 30, 2004 (this "Amendment"), to that certain Credit Agreement, dated as of November 10, 2003 (as amended, modified, restated or supplemented from time to time, the "Credit Agreement"), made by and among the financial institutions party thereto from time to time (the "Lenders"), Bank of America, N.A., as agent for the Lenders (in its capacity as agent, together with any successor agent, the "Agent"), Banc of America Securities LLC, as sole book runner and lead arranger, Fleet Capital Corporation, as syndication agent, The CIT Group/Business Credit, Inc., Wells Fargo Foothill, LLC and Congress Financial Corporation, as co-documentation agents, GenTek Inc., a Delaware corporation (the "Parent"), each of the wholly-owned Domestic Subsidiaries of the Parent party to the Credit Agreement as a U.S. Borrower from time to time (each a "U.S. Borrower" and collectively, the "U.S. Borrowers"), Noma Company, a Nova Scotia unlimited liability company (the "Canadian Borrower" and, together with the U.S. Borrowers, each a "Borrower" and collectively, the "Borrowers") and the Subsidiary Guarantors.

          The Parent has informed the Agent that the Parent, through Noma Corporation and Noma Technologies Limited Partnership, intends to enter into a series of agreements with Whirlpool Corporation to (1) acquire Whirlpool Corporation's Reynosa, Mexico wire harness assembly facility, by purchasing all of the outstanding and fully voting capital stock of Whirlpool de Reynosa, S.A. de C.V. and substantially all of the assets used in such operations for cash and a promissory note and (2) supply wire harnesses assembled at such facility to Whirlpool Corporation. In connection therewith, the Borrowers, the Guarantors, the Required Lenders and the Agent desire to amend the Credit Agreement.

          NOW, THEREFORE, subject to the conditions precedent set forth in
Section 3 hereof, the Borrowers, the Guarantors, the Required Lenders and the Agent hereby agree as follows:


     SECTION 1 CAPITALIZED TERMS.

     1.1 Capitalized terms used herein and not defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.

     SECTION 2 AMENDMENTS. The Credit Agreement shall be, and upon the fulfillment of the conditions precedent set forth in Section 3 hereof is, amended as follows:

     2.1 Section 7.15 of the Credit Agreement is amended by (x) deleting the word "and" at the end of clause (h) thereof, (y) deleting the period at the end of clause (i) thereof and substituting therefor "; and" and
          (z) adding the following new clause (j) to such Section 7.15 immediately after clause (i) thereof:





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                    "(j) unsecured Debt in an aggregate amount not to exceed
               $4,400,000 issued by Noma Technologies Limited Partnership and Noma Corporation to Whirlpool Corporation in connection with the consummation of the Reynosa Transaction."

     2.2 Section 7.22 of the Credit Agreement is amended by (x) deleting the word "and" at the end of clause (i) thereof, (y) deleting the period at the end of clause (ii) thereof and substituting therefor "; and" and (z) adding the following new clause (iii) to such Section 7.22 immediately after clause (ii) thereof:

                    "(iii) Noma Corporation and Noma Technologies Limited
               Partnership may acquire all of the outstanding and fully voting capital stock of Reynosa pursuant to the Reynosa Transaction."

     2.3 Annex A to the Credit Agreement is amended by adding the following defined terms thereto in the proper alphabetical order:

                    "Reynosa" means Whirlpool de Reynosa, S.A. de C.V., a
               Mexican variable capital stock corporation.

                    "Reynosa Purchase Agreement" means that certain Purchase
               Agreement dated June 30, 2004 by and among Noma Corporation and Noma Technologies Limited Partnership, as buyers, and Whirlpool, as seller.

                    "Reynosa Supply Agreement" means that certain Whirlpool
               Supplier Sourcing Agreement effective the 30th day of June, 2004, by and between Noma Technologies Limited Partnership and Whirlpool.

                    "Reynosa Transaction" means the series of agreements and
               related documents to be entered into by and among Noma Corporation, Noma Technologies Limited Partnership and Whirlpool, including the Reynosa Purchase Agreement and the Reynosa Supply Agreement, pursuant to which (i) Noma Corporation and Noma Technologies Limited Partnership shall, collectively, acquire all of the outstanding and fully voting capital stock of Reynosa and Noma Technologies Limited Partnership shall acquire substantially all of the assets owned by Whirlpool and used in Reynosa's industrial operations for a purchase price, payable in cash and a promissory note, not to exceed $8,400,000 in the aggregate and
               (ii) Noma Technologies Limited Partnership shall agree to continue to assemble and supply to Whirlpool the wire harnesses that are presently manufactured at the facility in


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               Reynosa, Mexico, and Noma Corporation shall guaranty such
               obligations of Noma Technologies Limited Partnership.

                    "Whirlpool" means Whirlpool Corporation., a Delaware
               corporation.

     2.4 The defined term "Eligible Accounts" in Annex A to the Credit Agreement is amended by deleting clause (s) thereof and replacing it with the following:

                    "(s) owed by an Account Debtor which, together with any
               Affiliates of such Account Debtor, is obligated to such Borrower respecting Accounts the aggregate unpaid balance of which exceeds twenty-five percent (25%) (in the case of each of Ford Motor Company, General Motors Corporation, Daimler Chrysler and each of their respective Subsidiaries so long as such Person maintains a credit quality acceptable to the Agent, such higher percentage, not to exceed fifty percent (50%), as the Agent shall agree to, and in the case of Whirlpool Corporation and its Subsidiaries so long as such Person maintains a credit quality acceptable to the Agent, such higher percentage, not to exceed seventy-five percent (75%), as the Agent shall agree to) of the aggregate unpaid balance of all Accounts owed to such Borrower at such time by all of such Borrower's Account Debtors, but only to the extent of such excess;"

     2.5 The defined term "Restricted Investment" in Annex A to the Credit Agreement is amended by (w) deleting the word "and" at the end of clause (p) thereof, (x) deleting the period at the end of clause (q) thereof and substituting therefor "; and", (y) adding the following new clause (r) thereto immediately after clause (q) thereof:

                    "(r) in addition to those Intercompany Foreign Investments permitted under clauses (i) and (j) above, an Intercompany Foreign Investment in the form of the acquisition of all of the outstanding and fully voting capital stock of Reynosa and the other assets acquired from Whirlpool pursuant to the Reynosa Transaction; provided that 65% of the capital stock of Reynosa shall be pledged to the Agent by the applicable Loan Parties pursuant to a Security Document in form and substance reasonably satisfactory to the Agent as additional security for all Obligations of such Loan Party."

          and (z) adding "and (r)" in the final paragraph thereof immediately following the reference to "(h)-(j)" where it appears in such paragraph.



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          SECTION 3  CONDITIONS PRECEDENT. This Amendment shall become effective on such date as the following conditions precedent have been satisfied:

          (a) counterparts of this Amendment duly executed by the Borrowers, the Guarantors, the Required Lenders and the Agent shall have been delivered to the Agent;

          (b) the Agent shall have received, in form and substance satisfactory to the Agent, an amended Schedule I to the U.S. Pledge Agreement reflecting the pledge of 65% of the voting equity interest in Reynosa, and the parties hereto agree that the U.S. Pledge Agreement shall be deemed amended to incorporate such schedule upon receipt by the Agent without further action by the Agent, any Lender or any Loan Party; and

          (c) the Agent shall have received, in form and substance satisfactory to the Agent, a copy of the fully executed Reynosa Purchase Agreement, the Reynosa Supply Agreement and the other material documents executed in connection with the Reynosa Transaction.

          SECTION 4  ADDITIONAL COVENANTS.

          (a) The Loan Parties shall use their reasonable commercial efforts to obtain and deliver to the Agent a bailee letter from Whirlpool, with respect to the inventory provided by Noma Technologies Limited Partnership to Whirlpool on consignment, in accordance with Section 7.9(b) of the Credit Agreement.

          (b) The Loan Parties shall deliver to the Agent, within five (5) Business Days of the closing of the Reynosa Transaction, certificates representing 65% of the voting equity interest in Reynosa, together with undated stock powers executed in blank by a duly authorized officer of the pledgor.

          SECTION 5 CONFIRMATION AND AGREEMENT. Each of the Lenders party hereto confirms and agrees that the guaranty to be provided to Whirlpool by Noma Corporation of the obligations of Noma Technologies Limited Partnership under the Reynosa Supply Agreement is permitted under Section 7.14(iv) of the Credit Agreement, in that it is an unsecured guaranty of obligations incurred in the ordinary course of business of a Loan Party (not constituting Debt) by another Loan Party that is the direct parent of such Loan Party.

          SECTION 6 REFERENCES TO CREDIT AGREEMENT. From and after the effectiveness of this Amendment and the amendments contemplated hereby, all references in the Credit Agreement to "this Agreement", "hereof", "herein", and similar terms shall mean and refer to the Credit Agreement, as amended and modified by this Amendment, and all references in other documents to the Credit Agreement shall mean such agreement as amended and modified by this Amendment.

          SECTION 7 RATIFICATION AND CONFIRMATION. The Credit Agreement is hereby ratified and confirmed and, except as herein agreed, remains in full force and effect. Each of the Borrowers and the Guarantors represents and warrants that (i) all representations and


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warranties contained in the Loan Documents are correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof (except to the extent that such representations or warranties expressly related to a specified prior date) and (ii) there exists no Default or Event of Default. Each of the Guarantors hereby ratifies its Guarantee of the Obligations.

          SECTION 8 MISCELLANEOUS.

          8.1 This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

          8.2 Delivery of an executed counterpart of a signature page by telecopier shall be effective as delivery of a manually executed counterpart.

          8.3 This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.


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          IN WITNESS WHEREOF, the parties have entered into this Amendment on the date first above written.



                                   GENTEK INC., individually and as Loan Party
                                   Representative for the other Loan Parties


                                   By:
                                         ---------------------------------------
                                   Title:
                                         ---------------------------------------



                                   "AGENT"


                                   BANK OF AMERICA, N.A., as the Agent


                                   By:
                                         ---------------------------------------
                                   Title:
                                         ---------------------------------------



                                   "U.S. LENDERS"


                                   BANK OF AMERICA, N.A., as a U.S. Lender


                                   By:
                                         ---------------------------------------
                                   Title:
                                         ---------------------------------------



                                   FLEET CAPITAL CORPORATION, as a U.S. Lender


                                   By:
                                         ---------------------------------------
                                   Title:
                                         ---------------------------------------


                                   THE CIT GROUP/BUSINESS CREDIT, INC., as a
                                    U.S. Lender


                                   By:
                                         ---------------------------------------
                                   Title:
                                         ---------------------------------------



                                   WELLS FARGO FOOTHILL, LLC, as a U.S. Lender


                                   By:
                                         ---------------------------------------
                                   Title:
                                         ---------------------------------------



                                   CONGRESS FINANCIAL CORPORATION, as a
                                    U.S. Lender


                                   By:
                                         ---------------------------------------
                                   Title:
                                         ---------------------------------------




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